Exhibit 10.59

FIRST AMENDMENT TO PLEDGE AGREEMENT

This First Amendment to Pledge Agreement (this “Amendment”) is made as of December 20, 2019 by and among PACIFIC ETHANOL CENTRAL, LLC, a limited liability company organized under the laws of Delaware (“Pledgor”), PACIFIC AURORA, LLC, a limited liability company organized under the laws of Delaware (“Aurora”), and COBANK, ACB, a federally-chartered instrumentality of the United States, as Agent for the benefit of the Lenders under the Credit Agreement (together with its successors and assigns, “Agent”).

WHEREAS, COMPEER FINANCIAL, PCA, a federally-chartered instrumentality of the United States, successor by merger to 1st Farm Credit Services, PCA (together with its successors and assigns, “Lender” and together with Agent, the “Lender Parties”), Agent and PACIFIC ETHANOL PEKIN, LLC, a limited liability company organized under the laws of Delaware (“PEP”) are parties to that certain Credit Agreement dated as of December 15, 2016, as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 1, 2017, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of August 7, 2017, that certain Amendment No. 3 to Credit Agreement dated as of March 30, 2018, as further amended by that certain Amendment No. 4 to Credit Agreement dated March 20, 2019 (“Amendment No. 4”), as further amended by that certain Amendment No. 5 to Credit Agreement dated July 15, 2019, as further amended by that certain Amendment No. 6 to Credit Agreement dated November 15, 2019, and as further amended by that certain Amendment No. 7 (“Amendment No. 7”) of even date herewith (as may be amended, supplemented or restated from time to time, collectively the “PEP Credit Agreement”), pursuant to which the Lender Parties may make advances and extend other financial accommodations to PEP.

WHEREAS, in connection with Amendment No. 4, Pledgor executed and delivered to the Lender Parties, (i) a Guaranty and Contribution Agreement dated as of March 20, 2019 favor of Lender and Agent of even date herewith (the “Guaranty”) and (ii) a Pledge Agreement dated as of March 20, 2019 (the “Original Pledge Agreement”) to secure, among other things, the Pledgor’s obligations under the Guaranty.

WHEREAS, in connection with the Amendment No. 7, the Pledgor executed and delivered an Amended and Restated Guaranty and Contribution Agreement in favor of Lender and Agent of even date herewith (as may be amended, modified or restated from time to time, the “Amended and Restated Guaranty”).

WHEREAS, as a condition to Lender and Agent entering into Amendment No. 7, Pledgor shall enter into this Amendment.

NOW, THEREFORE, for Ten Dollars ($10.00) in hand paid to the Pledgor and in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Acknowledgments and Agreements. The Pledgor hereby acknowledges and agrees as follows:

(a) Recitals. The Recitals to this Amendment are true and correct, and are hereby incorporated into and made a part of this Amendment and the Pledge Agreement.

(b) Defined Terms. Each capitalized term used herein, unless otherwise defined herein, shall have the meaning ascribed to such term in the Credit Agreement. As used herein, the following terms shall have the following meanings:

“Guaranty” shall mean that certain Amended and Restated Guaranty and Contribution Agreement in favor of Lender and Agent, dated as of December 20, 2019, as may be amended, modified or restated from time to time.

Section 2. Amendments to the Pledge Agreement.

(a) Section 4 of the Original Pledge Agreement is hereby amended by deleting Section 4 of the Original Pledge Agreement in its entirety and substituting the following in its place:

 “4.  Collection of Dividend Payments. During the term of this Agreement, and so long as there no Event of Default shall exist, Pledgor shall have the right to receive and retain any and all dividends and other distributions payable by any Company to such Pledgor on account of any of the Pledged Collateral except as otherwise provided in the Loan Documents. Upon or after the occurrence of any Event of Default, all dividends and other distributions payable by any Company on account of any of the Pledged Collateral shall be paid to Agent and any such sum received by Pledgor shall be deemed to be held by such Pledgor in trust for the benefit of Agent and the other Lender Parties and shall be forthwith turned over to Agent for application by Agent to the Secured Obligations in the manner authorized by the Credit Agreement.”

(b) Section 7 of the Original Pledge Agreement is hereby amended by deleting Section 7 of the Original Pledge Agreement in its entirety and substituting the following in its place:

“7. Negative Covenants of Pledgor. Until Payment in Full of the Secured Obligations and termination of the Credit Agreement, Pledgor covenants that it will not, without the prior written consent of Agent, (a) sell, convey or otherwise dispose of any of the Pledged Collateral or any interest therein other than as permitted under the Credit Agreement; (b) grant or permit to exist any Lien whatsoever upon or with respect to any of the Pledged Collateral or the proceeds thereof, other than the security interest created hereby; (c) consent to the issuance by any Company of any new Equity Interests; (d) consent to any merger or other consolidation of any Company with or into any corporation or other entity other than as permitted under the Credit Agreement; (e) cause any Pledged Collateral to be held or maintained in the form of a security entitlement or credited to any securities account; (f) designate, or cause any Company to designate, any of the Pledged Collateral constituting membership interests in a limited liability company or general or limited partnership interests in a limited partnership or limited liability partnership as a “security” under Article 8 of the UCC, unless such Company has caused such Pledged Collateral to become certificated and has complied with the requirements of Section 6(e) hereof with respect to such Pledged Collateral; (g) evidence, or permit any Company to evidence, any of the Pledged Collateral that is not currently certificated, with any certificates, instruments or other writings, unless such Company has complied with the provisions of Section 6(e) of this Agreement; or (h) consent to or permit any amendment of the Organizational Documents of any Company that would restrict such Pledgor’s right to vote, pledge or grant a security interest in or otherwise transfer its respective portion of the Pledged Collateral.”

Section 3. Representations and Warranties. The Pledgor hereby represents and warrants to the Agent as follows:

(a) The Pledgor has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment. This Amendment has been duly and validly executed and delivered to the Agent by the Pledgor, and this Amendment, the Pledge Agreement as amended hereby and the other Loan Documents constitute the Pledgor’s legal, valid and binding obligations enforceable in accordance with their respective terms.

(b) The execution, delivery and performance by the Pledgor of this Amendment, and the performance of the Pledge Agreement as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any authorization, consent or approval by any Governmental Authority, (ii) violate the Pledgor’s Organizational Documents or any provision of any law, rule, regulation or order presently in effect having applicability to the Pledgor, (iii) result in a breach of or constitute a default under any indenture or agreement to which the Pledgor is a party or by which the Pledgor or its properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by the Pledgor (other than as required under the Loan Documents in favor of the Agent).

Section 5. Miscellaneous. This Amendment is a Loan Document. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Colorado (other than its conflicts of laws rules). This Amendment, together with the Pledge Agreement amended hereby and the other Loan Documents, comprise the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to such subject matter, superseding all prior oral or written understandings. In the event of any conflict between this Amendment and Amendment No. 7 to the PEP Credit Agreement, such Amendment No. 7 shall control. This Amendment is subject to the provisions of the PEP Credit Agreement relating to submission to jurisdiction, venue, service of process and waiver of right to trial by jury, the provisions which are by this reference incorporated herein in full. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart signature page by facsimile or by e-mail transmission shall also deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment. The Pledgor hereby authorizes the Agent to amend any previously filed UCC-1 financing statements to reflect the changes to the grant of security interest made effective by this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

PACIFIC ETHANOL CENTRAL, LLC, as the Pledgor

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

Signature Page to First Amendment to Pledge Agreement

COBANK, ACB, as the Agent

By:	/s/ Janet Downs
Name:	Janet Downs
Title:	Sr. Officer

Signature Page to First Amendment to Pledge Agreement